Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diplomat Pharmacy, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robin Johnson, Vice President — Finance of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:      May 9, 2017

By:	/s/ ROBIN JOHNSON
Robin Johnson
Vice President, Finance
(Principal Financial Officer)